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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2002

New Plan Excel Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)
1120 Avenue of the Americas, 12th Floor New York, New York (Address of principal executive offices)	10036 (Zip Code)
Registrant's telephone number, including area code: (212) 869-3000
Not applicable (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        Included herein beginning on page A-1 is a copy of certain Supplemental Disclosure of the Registrant for the quarter ended June 30, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.
Date: August 8, 2002	By:	/s/ STEVEN F. SIEGEL Steven F. Siegel Executive Vice President, General Counsel and Secretary

SUPPLEMENTAL DISCLOSURE

Quarter Ended June 30, 2002

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the ability of tenants to pay rent and the effect of bankruptcy laws; the competitive environment in which the Company operates; financing risks, including possible future downgrades in the Company's credit rating; property management risks; acquisition, disposition, development and joint venture risks, including risks that proposed acquisitions are not consummated, developments and redevelopments are not completed on time or on budget and strategies and actions that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 which discuss these and other factors that could adversely affect the Company's results.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended June 30, 2002
Table of Contents

New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended June 30, 2002
Company Overview/Second Quarter Review	page A-2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 355 properties and total assets of approximately $3.3 billion. Its properties are strategically located across 32 states and include 300 community and neighborhood shopping centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 41.6 million square feet of gross leasable area, and 55 related retail real estate assets, with approximately 4.5 million square feet of gross leasable area.

Second Quarter Review

Financial Review

•
On April 26, 2002, the Company entered into a new $350 Million Revolving Credit Facility, refinancing its existing revolving credit facilities. The new facility bears interest at LIBOR plus 105 basis points and matures on April 25, 2005, with a one-year extension option. Fleet National Bank acted as administrative agent and The Bank of New York and Bank One, N.A. acted as co-syndication agents.

•
On May 8, 2002, the Company extended the maturity on its $50 Million Term Loan Facility, at original terms, until November 17, 2002.

•
On June 5, 2002, the Company issued a notice to all holders of its 8 1/2 percent Series A Cumulative Convertible Preferred Stock to redeem all outstanding Series A preferred shares. On July 15, 2002, each outstanding share of Series A stock was redeemed for 1.24384 shares of common stock, resulting in the issuance of approximately 1.9 million shares of common stock.

•
On June 11, 2002, the Company priced an offering of $250 million of 5.875 percent senior unsecured notes due June 15, 2007. Interest on the notes will be payable semi-annually on June 15 and December 15. The notes were priced at 99.66 percent of par value to yield 5.955 percent. Net proceeds from the offering were used to repay a portion of the borrowings under the Company's $350 Million Revolving Credit Facility.

•
On June 28, 2002, the Company extended the maturity on its $110.5 million variable rate REMIC, at original terms, until July 1, 2003 through the exercise of the first of three one-year extension options.

Activity Review

•
During the second quarter, the Company sold four properties and one land parcel for an aggregate of approximately $14.9 million. Properties sold during the quarter include Crossroads Plaza, a 105,783 square foot shopping center located in Mt. Pleasant, Pennsylvania; a 44,183 square foot single tenant Kroger located in Missouri City, Texas; a 28,217 square foot single tenant Lucky stores located in Phoenix, Arizona; Unity Professional Building, a 62,518 square foot office building located in Fridley, Minnesota; and a 0.152 acre land parcel located in Lexington, Kentucky, adjacent to Mist Lake Plaza. In total, six properties, one outparcel and one land parcel were sold during the first six months of 2002 for an aggregate of approximately $17.0 million.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended June 30, 2002
Company Overview/Second Quarter Review	page A-3

Portfolio Review

•
At the end of the second quarter, the gross leasable area (GLA) for the Company's community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 89 percent leased and the GLA for the Company's factory outlet centers was approximately 86 percent leased. The GLA for the Company's overall portfolio, excluding properties under redevelopment, was approximately 89 percent leased at June 30, 2002 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 88 percent leased. The average annual base rent (ABR) per leased square foot at June 30, 2002 for the Company's overall portfolio was $7.99. During the quarter, 133 new leases, aggregating approximately 569,000 square feet, were signed at an average ABR of $10.42 per square foot. Also during the quarter, 200 renewal leases, aggregating approximately 748,000 square feet, were signed at an average ABR of $9.49 per square foot, an increase of approximately 8.3 percent over the expiring leases. In total, 204 new leases, aggregating approximately 868,000 square feet, were signed during the first six months of 2002 at an average ABR of $10.36 per square foot and 343 renewal leases, aggregating approximately 1.4 million square feet, were signed at an average ABR of $8.78 per square foot, an increase of approximately 6.8 percent over the expiring leases.

Joint Venture Projects / Notes Receivable

•
On May 24, 2002, the Company extended the maturity on its note receivable on Atrium Media Tower, an advertising tower located in Toronto, Canada, to March 31, 2003 in exchange for payment of $1.0 million of outstanding principal. During the first six months of 2002, the Company generated approximately $5.9 million of capital from negotiations with joint venture partners and the repayment of unscheduled debt. In addition, approximately $13.8 million of land parcels were sold during the first half of the year at properties where the Company holds either a note receivable or joint venture interest.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended June 30, 2002
Shareholder Information	page A-4

Corporate Headquarters
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY 10036
Phone: 212-869-3000
Fax: 212-869-3989
www.newplanexcel.com

 Exchange Listing
New York Stock Exchange
Common stock: NXL
Series B preferred stock: NXLprB

 Senior Unsecured Debt Ratings
Standard & Poor's: BBB
Moody's: Baa2

 Quarterly Results
The Company expects to announce quarterly results as follows:

Third quarter 2002: November 5, 2002
Transfer Agent and Registrar
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 800-730-6001
www.equiserve.com

 Corporate Communications Department
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President—Corporate Communications
Phone: 212-869-3000
Fax: 212-869-3989
E-mail: corporatecommunications@newplanexcel.com
slipschitz@newplanexcel.com

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Balance Sheets	page A-5
(Unaudited, in thousands)
	As Of
	06/30/02	03/31/02	12/31/01
Assets:
Land	$712,391	$711,673	$487,280
Buildings and improvements	2,598,266	2,591,388	2,142,636
Less: accumulated depreciation and amortization	(294,846)	(281,573)	(265,937)

Net real estate	3,015,811	3,021,488	2,363,979
Real estate held for sale	41,019	58,873	70,659
Cash and cash equivalents	16,220	4,978	7,163
Restricted cash (1)	13,399	12,860	—
Marketable securities	2,206	2,080	1,887
Receivables
Trade, net of allowance for doubtful accounts of	49,084	44,597	43,555
(June 30, 2002- $16,076, March 31, 2002- $14,995, December 31, 2001- $15,633)
Other	10,497	10,331	8,736
Mortgages and notes receivable	43,551	44,496	45,360
Prepaid expenses and deferred charges	23,980	16,910	15,964
Investments in unconsolidated ventures (2)	50,707	50,118	41,876
Other assets (3)	20,394	24,033	23,687

TOTAL ASSETS	$3,286,868	$3,290,764	$2,622,866

Liabilities:
Mortgages payable, including unamortized premium of	$508,633	$523,037	$241,436
(June 30, 2002- $5,336, March 31, 2002- $5,653, December 31, 2001- $6,063)
Notes payable, net of unamortized discount of	781,854	613,336	613,248
(June 30, 2002- $2,428, March 31, 2002- $1,664, December 31, 2001- $1,752)
Credit facilities	205,000	365,000	95,000
Capital leases	29,033	29,102	29,170
Other liabilities (4)	147,889	136,259	122,674
Tenant security deposits	8,041	7,751	5,833

TOTAL LIABILITIES	1,680,450	1,674,485	1,107,361
Minority interest in consolidated partnership	14,203	20,167	22,267

Stockholders' equity:
Preferred stock	23	23	23
Common stock	950	944	873
Additional paid-in capital	1,833,128	1,821,908	1,697,570
Accumulated other comprehensive loss	(1,887)	(842)	(1,965)
Less: accumulated distributions in excess of net income	(239,999)	(225,921)	(203,263)

TOTAL STOCKHOLDERS' EQUITY	1,592,215	1,596,112	1,493,238

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,286,868	$3,290,764	$2,622,866

(1)
Consists primarily of cash held in escrow accounts as required by the REMIC mortgage payable deed of trust agreement and other loan agreements.
(2)
Represents direct equity investments in Benbrooke Ventures, CA New Plan Venture Fund, The Centre at Preston Ridge and Vail Ranch II.
(3)
Other assets include: deposits, real estate tax escrow and furniture and fixtures.
(4)
Other liabilities include: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Income Statements	page A-6
(Unaudited, in thousands, except per share amounts)
	Three Months Ended				Twelve Months Ended
	06/30/02	03/31/02	06/30/01	03/31/01	12/31/01
Rental Revenues:
Rental income	$85,807	$73,931	$65,091	$64,451	$263,331
Percentage rents	1,726	2,904	1,172	2,631	7,017
Expense reimbursements	21,718	16,081	14,538	13,822	59,525

TOTAL RENTAL REVENUES	109,251	92,916	80,801	80,904	329,873

Rental Operating Expenses:
Operating costs	19,075	15,177	13,070	12,343	55,379
Real estate and other taxes	12,358	9,860	8,466	8,582	34,909
Provision for doubtful accounts	2,038	2,879	1,703	2,050	6,438

TOTAL RENTAL OPERATING EXPENSES	33,471	27,916	23,239	22,975	96,726

NET OPERATING INCOME	75,780	65,000	57,562	57,929	233,147

Other Income:
Interest, dividend and other income	2,701	3,049	3,678	3,793	13,990
Equity participation in ERT	—	—	(2,855)	(1,458)	(4,313)
Equity in income of unconsolidated ventures	838	1,718	—	—	985
Foreign currency gain (loss)	403	(19)	349	(479)	(560)

TOTAL OTHER INCOME	3,942	4,748	1,172	1,856	10,102

Other Expenses:
Interest expense	24,046	19,708	19,727	20,907	78,533
Depreciation and amortization	18,490	15,983	13,858	13,240	56,028
Severance costs	—	—	—	—	896
General and administrative	5,439	3,693	2,542	2,187	10,317

TOTAL OTHER EXPENSES	47,975	39,384	36,127	36,334	145,774

Income before real estate sales, impairment of real estate and minority interest	31,747	30,364	22,607	23,451	97,475
Gain (loss) on sale of real estate	42	128	8	(25)	1,610
Impairment of real estate	—	(80)	(1,135)	(2,239)	(13,107)
Minority interest in income of consolidated partnership	(104)	(240)	(208)	(218)	(848)

INCOME FROM CONTINUING OPERATIONS	31,685	30,172	21,272	20,969	85,130

Discontinued Operations:
Results of discontinued operations	1,486	1,107	6,509	6,234	18,532
Gain on sale of discontinued operations	1,765	58	—	—	1,500
Impairment of real estate held for sale	(4,175)	(9,349)	—	—	—

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(924)	(8,184)	6,509	6,234	20,032

NET INCOME	$30,761	$21,988	$27,781	$27,203	$105,162

Preferred Dividends	(5,646)	(5,659)	(5,660)	(5,659)	(22,639)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — BASIC	25,115	16,329	22,121	21,544	82,523
Minority interest in income of consolidated partnership	104	240	208	218	848

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — DILUTED	$25,219	$16,569	$22,329	$21,762	$83,371

NET INCOME PER COMMON SHARE — BASIC	$0.27	$0.18	$0.25	$0.25	$0.95
NET INCOME PER COMMON SHARE — DILUTED	0.26	0.18	0.25	0.25	0.94

Weighted average common shares outstanding — basic	94,701	92,191	87,206	87,208	87,241
ERP partnership units	894	1,116	1,235	1,235	1,231
Options	621	575	313	169	327

Weighted average common shares outstanding — diluted	96,216	93,882	88,754	88,612	88,799

On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.
The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Funds from Operations / Funds Available for Distribution / Earnings Before Gains and Losses on Real Estate / Capital Expenditures	page A-7
(In thousands, except per share amounts)
	Three Months Ended				Twelve Months Ended
	06/30/02	03/31/02	06/30/01	03/31/01	12/31/01
Funds from Operations:
Net income	$30,761	$21,988	$27,781	$27,203	$105,162
Add:
Depreciation and amortization
Continuing operations real estate assets (1)	18,831	16,291	15,296	14,715	60,207
Discontinued operations real estate assets	70	400	2,872	2,842	9,535
Impairment of real estate
Impairment of real estate	—	80	1,878	2,239	13,850
Impairment of real estate held for sale	4,175	9,349	—	—	—
Deduct:
Preferred A dividends	(787)	(800)	(801)	(800)	(3,203)
Preferred B dividends	(3,396)	(3,396)	(3,396)	(3,396)	(13,584)
Preferred D dividends	(1,463)	(1,463)	(1,463)	(1,463)	(5,852)
(Gain) loss on sale of real estate (2)	—	(1)	614	25	88
Gain on sale of discontinued operations	(1,765)	(58)	—	—	(1,500)

FUNDS FROM OPERATIONS — BASIC	46,426	42,390	42,781	41,365	164,703
Add:
Preferred A dividends	787	800	801	800	3,203
Minority interest in income of consolidated partnership	104	240	208	218	848

FUNDS FROM OPERATIONS — DILUTED	$47,317	$43,430	$43,790	$42,383	$168,754

FUNDS FROM OPERATIONS PER SHARE — BASIC	$0.49	$0.46	$0.49	$0.47	$1.89
FUNDS FROM OPERATIONS PER SHARE — DILUTED	0.48	0.45	0.48	0.47	1.86

Weighted average common shares outstanding — basic	94,701	92,191	87,206	87,208	87,241
ERP partnership units	894	1,116	1,235	1,235	1,231
Options	621	575	313	169	327
Dilutive effect of convertible Preferred A	1,856	1,874	1,874	1,874	1,874

Weighted average common shares outstanding — diluted	98,072	95,756	90,628	90,486	90,673

Funds Available for Distribution:
Funds from operations — diluted	$47,317	$43,430	$43,790	$42,383	$168,754
Straight line rents	(1,414)	(503)	(817)	29	(2,244)
Tenant improvements	(2,845)	(2,408)	(822)	(2,372)	(9,430)
Leasing commissions	(882)	(387)	(255)	(153)	(1,733)
Building improvements capitalized	(2,603)	(1,865)	(5,613)	(3,747)	(19,311)

FUNDS AVAILABLE FOR DISTRIBUTION	$39,573	$38,267	$36,283	$36,140	$136,036

FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE — BASIC	$0.42	$0.42	$0.42	$0.41	$1.56
FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE — DILUTED	0.40	0.40	0.40	0.40	1.50

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Funds from Operations / Funds Available for Distribution / Earnings Before Gains and Losses on Real Estate / Capital Expenditures	page A-8
(In thousands, except per share amounts)
	Three Months Ended				Twelve Months Ended
	06/30/02	03/31/02	06/30/01	03/31/01	12/31/01
Earnings Before Gains and Losses on Real Estate (EBGL):
Net income	$30,761	$21,988	$27,781	$27,203	$105,162
Add:
Impairment of real estate
Impairment of real estate	—	80	1,878	2,239	13,850
Impairment of real estate held for sale	4,175	9,349	—	—	—
Deduct:
(Gain) loss on sale of real estate	(42)	(128)	(8)	25	(1,610)
Gain on sale of discontinued operations	(1,765)	(58)	—	—	(1,500)

EBGL	$33,129	$31,231	$29,651	$29,467	$115,902

EBGL PER SHARE — BASIC	$0.29	$0.28	$0.28	$0.27	$1.07
EBGL PER SHARE — DILUTED	0.29	0.27	0.27	0.27	1.06

Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000
Dividend per Preferred A share	0.53125	0.53125	0.53125	0.53125	2.12500
Dividend per Preferred B share	0.53906	0.53906	0.53906	0.53906	2.15624
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	3.90000
Common dividends	$39,221	$38,957	$35,973	$36,037	$143,962
Preferred A dividends	787	800	801	800	3,203
Preferred B dividends	3,396	3,396	3,396	3,396	13,534
Preferred D dividends	1,463	1,463	1,463	1,463	5,852

TOTAL DISTRIBUTIONS	$44,867	$44,616	$41,633	$41,696	$166,551

Payout ratio of common dividends/diluted funds from operations (3)	83%	90%	82%	85%	85%
Payout ratio of common dividends/funds available for distribution (3)	99%	102%	99%	100%	105%
Capital Expenditures:
New development (4)	$—	$—	N/A	N/A	N/A
Building additions and expansions (5)	8,317	5,727	N/A	N/A	N/A
Building improvements capitalized (6)	2,603	1,865	$5,613	$3,747	$19,311
Tenant improvements	2,845	2,408	822	2,372	9,430
Leasing commissions	882	387	255	153	1,733

TOTAL CAPITAL EXPENDITURES	$14,647	$10,387	N/A	N/A	N/A

Capitalized interest:	$858	$657	$713	$249	$2,102
(1)
Includes pro rata share of joint venture projects.
(2)
Excludes gain (loss) on sale of land.
(3)
Excludes severance costs.
(4)
Includes ground-up development.
(5)
Revenue-enhancing expenditures.
(6)
Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Selected Financial Ratios / Data	page A-9
(In thousands, except per share amounts)
	Three Months Ended				Twelve Months Ended
	06/30/02	03/31/02	06/30/01	03/31/01	12/31/01
Debt coverage ratios:
Interest coverage ratio (EBITDA /interest expense)	3.11x	3.36x	3.43x	3.25x	3.26x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.85x	3.02x	3.05x	2.91x	2.94x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends))	2.35x	2.41x	2.43x	2.35x	2.36x
Debt/equity ratios:
Total debt/total market capitalization	40.4%	41.4%	43.1%	42.6%	33.6%
Total debt/total equity market capitalization	67.7%	70.7%	75.7%	74.3%	50.6%
Total debt/total book assets	46.4%	46.5%	42.2%	42.5%	37.3%
Overhead ratios:
Annualized G&A/total assets	0.66%	0.45%	0.35%	0.30%	0.39%
G&A/total revenues (excluding currency change)	4.82%	3.78%	3.11%	2.63%	3.03%
Market capitalization calculations:
Common shares outstanding	95,067	94,442	87,210	87,205	87,352
Preferred A shares outstanding (1)	1,492	1,507	1,507	1,507	1,507
Preferred B shares outstanding	6,300	6,300	6,300	6,300	6,300
Preferred D shares outstanding	1,500	1,500	1,500	1,500	1,500
Common stock price end of period	$20.83	$20.05	$15.30	$16.00	$19.05
Preferred A price end of period	25.49	26.00	23.35	24.25	25.50
Preferred B price end of period	25.00	24.93	24.11	23.20	24.90
Preferred D price end of period	50.00	50.00	50.00	50.00	50.00
Common market equity at end of period	$1,980,246	$1,893,562	$1,334,313	$1,395,280	$1,664,213
Preferred market equity at end of period	270,531	271,241	262,081	257,705	270,299

Total equity market capitalization	2,250,777	2,164,803	1,596,394	1,652,985	1,934,512
Total debt end of period	1,524,520	1,530,475	1,208,410	1,227,502	978,854

TOTAL MARKET CAPITALIZATION	$3,775,297	$3,695,278	$2,804,804	$2,880,487	$2,913,366

EBITDA calculation (includes pro rata share of joint venture projects):
Net income	$30,761	$21,988	$27,781	$27,203	$105,162
Depreciation and amortization
Continuing operations real estate assets	18,831	16,291	15,296	14,715	60,207
Discontinued operations real estate assets	70	400	2,872	2,842	9,535
Income taxes	150	125	174	114	516
Interest expense
Continuing operations	24,639	20,345	19,727	20,907	82,078
Discontinued operations	37	13	55	60	246
(Gain) loss on sale of real estate	(42)	(128)	(8)	25	(1,610)
Gain on sale of discontinued operations	(1,765)	(58)	—	—	(1,500)
Impairment of real estate
Impairment of real estate	—	80	1,878	2,239	13,850
Impairment of real estate held for sale	4,175	9,349	—	—	—

EBITDA	$76,856	$68,405	$67,775	$68,105	$268,484

(1)
On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Summary of Outstanding Debt	page A-10
(In thousands)
	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Hillcrest Apartments	Abraham Mitchell	$1,252	6.750%	07/01/02	0.08%
Lake Drive Plaza	Aegon USA Realty	3,396	7.200%	04/01/03	0.22%
Roanoke Landing	American Express	5,576	7.200%	04/03/03	0.37%
Hunting Hills	Laureate Realty Services	3,789	8.250%	05/01/03	0.25%
Valley Fair Mall	Lincoln National Life	15,759	7.600%	01/01/04	1.04%
Merchants Park / The Crossing at Fry Road	John Hancock	21,305	7.810%	07/01/04	1.40%
Briggsmore Plaza	AETNA Life Insurance	552	8.288%	08/01/04	0.04%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,970	8.850%	02/10/05	0.52%
Roundtree Place	Nationwide Life Insurance	6,518	8.850%	02/10/05	0.43%
Grant Mills Station	Laureate Realty Services	7,009	8.850%	02/10/05	0.46%
Lagniappe Village Shopping Center	Laureate Realty Services	5,915	8.850%	02/10/05	0.39%
Mist Lake Plaza	Banker Financial	8,843	8.850%	02/10/05	0.58%
Montebello Plaza	Dwyer-Curlett Inc.	5,676	9.625%	03/05/07	0.37%
Crown Point	Capital Market Services	7,367	8.120%	05/01/07	0.48%
Westminster City Center		28,906	6.690%	02/01/08	1.90%
41 properties (REMIC)	Wells Fargo Bank Minnesota	155,897	6.670%	06/01/08	10.25%
Brice Park	USG Annuity and Life	3,791	7.875%	02/01/09	0.25%
London Marketplace	Aegon USA Realty	4,233	8.265%	04/01/09	0.28%
Paradise Plaza	CIGNA	2,052	9.150%	04/15/09	0.13%
Perry Marketplace	American Express	4,696	9.000%	04/01/10	0.31%
Saddletree Village Shopping Center	Aegon USA Realty	1,759	8.250%	05/22/10	0.12%
Hampton Village Centre	Orix	29,529	8.530%	06/30/10	1.94%
Greentree	Conning Asset Management	5,150	8.240%	10/01/10	0.34%
Merchant's Central	Conning Asset Management	6,401	8.240%	10/01/10	0.42%
Northside Plaza	Conning Asset Management	2,248	8.240%	10/01/10	0.15%
Habersham Crossing	Conning Asset Management	3,792	8.240%	10/01/10	0.25%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,844	8.000%	07/11/11	0.19%
Irving West	Protective Life	2,361	8.500%	10/01/11	0.16%
Chapel Square	American National	1,776	9.250%	02/01/13	0.12%
Northgate	State Farm	6,877	8.750%	06/30/13	0.45%
Riverview Plaza	Protective Life	4,864	8.625%	09/01/15	0.32%
Stratford Commons	Protective Life	5,384	8.125%	10/01/15	0.35%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$373,487	7.513%		24.55%

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Summary of Outstanding Debt	page A-11
(In thousands)
	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Unsecured Notes
7.33%, 4 Year Unsecured Notes	—	$49,000	7.330%	11/20/03	3.22%
6.88%, 7 Year Unsecured Notes (1)	—	75,000	6.875%	10/15/04	4.93%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	6.57%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	1.97%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	16.43%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	9.86%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.66%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.64%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.66%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.66%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.64%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.64%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.64%

TOTAL FIXED RATE UNSECURED NOTES		$784,000	6.896%		51.53%
CAPITAL LEASES		$29,033	7.500%	06/20/31	1.91%
TOTAL FIXED RATE DEBT		$1,186,520	7.283%		77.99%
Variable Rate Debt:
Secured Mortgage Indebtedness
24 properties (REMIC)	Wells Fargo Bank Minnesota	$110,500	3.214%	07/01/03	7.26%
San Dimas Plaza	Tax Exempt Bonds	8,100	2.510%	12/01/05	0.53%
Highland Commons	GE Financial Assurance	4,029	8.250%	12/01/09	0.26%
Lexington Road Plaza	Great Northern Insured Annuity	7,181	8.125%	09/01/11	0.47%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$129,810	3.598%		8.53%
Unsecured Credit Facilities (2)
$50 Million Term Loan Facility	Fleet National Bank	$50,000	2.614%	11/17/02	3.29%
$125 Million Term Loan Facility	Fleet National Bank	125,000	2.614%	03/01/03	8.22%
$350 Million Revolving Credit Facility	Fleet National Bank	30,000	2.764%	04/25/05	1.97%

TOTAL CREDIT FACILITIES		$205,000	2.636%		13.48%
TOTAL VARIABLE RATE DEBT		$334,810	3.009%		22.01%
TOTAL DEBT		$1,521,330	6.324%		100.00%
Net Unamortized Premiums on Mortgages		$5,336
Net Unamortized Discount on Notes		(2,428)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes (1)		282

TOTAL DEBT — NET		$1,524,520

(1)
The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7 Year Unsecured Notes maturing October 15, 2004. Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.
(2)
The Company has entered into a two-year $75 million swap agreement with Fleet National Bank relating to amounts outstanding under its Total Credit Facilities. The agreement effectively fixes the debt at a base rate of 6.67% plus applicable spreads associated with the Company's Total Credit Facilities. The Swap, which expires in October 2002, increases the interest rate for the Company's Total Credit Facilities, Total Variable Rate Debt and Total Debt to 4.5195%, 4.1270% and 6.6250%, respectively.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Debt Maturity Schedule	page A-12
(In thousands)
	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2002	$5,849	$51,253	(1)	$57,102	3.75%
2003	10,197	296,165	(2)	306,362	20.14%
2004	10,058	110,354		120,412	7.91%
2005	9,317	171,794	(3)	181,111	11.90%
2006	10,010	—		10,010	0.66%
2007	9,323	286,499		295,822	19.44%
2008	7,395	167,130		174,525	11.47%
2009	5,325	155,331		160,656	10.56%
2009+	38,569	176,761		215,330	14.15%

	$106,043	$1,415,287		$1,521,330	100.00%

Net Unamortized Premiums on Mortgages	$5,336
Net Unamortized Discount on Notes	(2,428)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes	282

TOTAL DEBT — NET	$1,524,520

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	8.1 Years	1.2 Years	6.6 Years
Excluding capital leases and credit facilities	7.6 Years	1.7 Years	7.0 Years
(1)
Scheduled maturities include $50.0 million representing the balance of the $50 Million Term Loan Facility drawn as of June 30, 2002 and maturing November 17, 2002.
(2)
Scheduled maturities include $125.0 million representing the balance of the $125 Million Term Loan Facility drawn as of June 30, 2002 and maturing March 1, 2003.
(3)
Scheduled maturities include $30.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of June 30, 2002 and maturing April 25, 2005.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
2002 Portfolio / Property Acquisitions	page A-13
	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	Net Operating Income (NOI) (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built
Portfolio Acquisitions
1Q 2002
92 Shopping Centers	S	FL, LA, MS, NM, TX	03/01/02	$654,000,000	10.0%	$65,000,000	10.4 M SF	90%	Varied	Varied
(1)
S — Shopping Center
(2)
Projected NOI for the twelve-month period following the closing date of acquisition.
(3)
As of closing date of acquisition.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
2002 Property Dispositions	page A-14
	Property Type (1)	Location	Sale Date	Sale Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA/ Acres	Percent Leased (3)	Year Built
1Q 2002
Lucky stores	T	Mesa, AZ	01/09/02	$1,050,000	$1,182,667	$(132,667)	10.7%	$112,192	29,827	100%	1982
Pueblo I	T	Pueblo, CO	02/04/02	700,000	508,863	191,137	—	(22,650)	12,556	0%	1977
Outparcel, adjacent to Kimball Crossing	O	Kimball, TN	02/20/02	350,000	222,956	127,044	—	—	1.217 acres	—	—

Total				$2,100,000	$1,914,486	$185,514	—	$89,542	42,383

2Q 2002
Kroger	T	Missouri City, TX	05/01/02	$1,625,000	$1,615,185	$9,815	10.0%	$163,036	44,183	100%	1982
Crossroads Plaza	S	Mt. Pleasant, PA	06/07/02	3,450,000	1,681,069	1,768,931	10.2%	353,286	105,783	95%	1975
Unity Professional Bldg.	M	Fridley, MN	06/26/02	8,350,000	8,247,524	102,476	9.6%	801,655	62,518	94%	1991
Lucky stores	T	Phoenix, AZ	06/27/02	1,355,000	1,471,530	(116,530)	10.2%	138,559	28,217	100%	1982
Land, adjacent to Mist Lake Plaza	L	Lexington, KY	06/28/02	73,250	30,803	42,447	—	—	0.152 acres	—	—

Total				$14,853,250	$13,046,111	$1,807,139	—	$1,456,536	240,701

(1)
L — Land, M — Miscellaneous Property, O — Outparcel, S — Shopping Center, T — Single Tenant Property
(2)
Projected recurring property NOI as of closing date of sale.
(3)
As of closing date of sale.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
2002 Redevelopment / Outparcel Development Activities	page A-15
							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA/ Units	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost
COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS
Redevelopment Activities
Arapahoe Crossings (2)	Aurora, CO	1996	2001	Final phase of development	467,000	100%	Jun-96	Nov-02	93%	—	—
Townshire	Bryan, TX	1957	2002	Construction of a new 62,000 sq. ft. Albertsons and façade renovation	136,693	80%	Feb-01	Sep-02	81%	$3,800,000	12.3%
Long Point Square	Houston, TX	1980	2002	Conversion of a former grocer into multiple tenant space	74,329	75%	Jul-01	Jul-02	95%	400,000	13.0%
Coconut Creek	Coconut Creek, FL	1983	2002	Construction of a new 51,000 sq. ft. Publix and façade renovation	266,294	84%	Jul-01	Aug-02	80%	5,700,000	10.1%
Island Plaza	James Island, SC	1994	1997	Expansion of Food Lion by 9,000 sq. ft.	179,531	43%	Oct-01	Nov-02	40%	1,120,000	13.5%
Central Avenue Marketplace	Toledo, OH	1968	1990	Contingent contract entered into with Wal-Mart	181,279	26%	Oct-01	Apr-03	10%	4,003,184	14.0%
Bennetts Mills Plaza	Jackson, NJ	1988	1994	Expansion of Stop & Shop by 25,000 sq. ft. and façade renovation	132,020	98%	Dec-01	Nov-02	50%	620,000	12.0%
Delhi	Cincinnati, OH	1973	1996	Façade renovation	166,317	97%	Jan-02	Sep-02	10%	547,000	12.0%
Dover Park Plaza	Yardville, NJ	1966	2000	Addition of a new 12,000 sq. ft. CVS and façade renovation	59,642	100%	Feb-02	Nov-02	30%	528,000	12.0%
Dillsburg Shopping Center	Dillsburg, PA	1994	1996	Construction of a new 55,000 sq. ft. Giant and 20,000 sq. ft. of retail shops	143,058	100%	Feb-02	Jan-03	30%	8,000,000	12.0%
Westridge Court (3)	Naperville, IL	1990	1997	Expansion of Petco by 6,000 sq. ft.	452,183	97%	May-02	Aug-02	40%	800,000	12.0%
Cordele Square	Cordele, GA	1968	1990	Increased lease commitment by Harvey Foods and Goody's for façade renovation	128,927	95%	May-02	Sep-02	20%	450,000	12.0%
Rutland Plaza	St. Petersburg, FL	1964	1996	Construction of 14,000 sq. ft. of retail shops and facade renovation	149,812	100%	Jun-02	Oct-02	20%	665,000	14.0%
Village Plaza (3)	Garland, TX	1964	2002	Construction of 8,660 sq. ft. of new GLA	85,241	100%	Jul-02	Nov-02	0%	820,000	12.8%
Bristol Plaza (3)	Santa Ana, CA	1972	1997	Conversion of a former grocer into Trader Joe's and Petco and façade renovation	112,379	83%	Jul-02	Dec-02	0%	3,917,000	12.5%
Paseo del Norte	Albuquerque, NM	2001	2002	Re-tenanting of former grocery space	48,000	3%	Jul-02	Jan-03	0%	2,613,000	12.0%
Parkview East (3)	Pasadena, TX	1968	2002	Reconfiguration of retail shop space to accommodate two new tenants and facade renovation	38,169	62%	Aug-02	Nov-02	0%	1,116,000	13.0%
Kenworthy Crossing	El Paso, TX	2000	2002	Re-tenanting of former grocery space with Albertsons	74,171	10%	Aug-02	Feb-03	0%	5,002,000	11.0%
Stein Mart Center	Poway, CA	1981	2001	Redevelopment of shopping center	—	61%	—	—	0%	—	—

									Total	$40,101,184

Outparcel Development Activities
Rock Prairie Crossing	College Station, TX	2000	2002	Construction of a 14,471 sq. ft. Eckerd on outparcel	118,901	100%	Oct-01	Aug-02	80%	$1,300,000	12.7%
Braes Heights	Houston, TX	1953	2002	Construction of a new 14,471 sq. ft. Eckerd on outparcel and re-tenanting of former Eckerd space	101,707	99%	Jan-02	Dec-02	75%	2,000,000	11.0%
Haymarket Mall	Des Moines, IA	1979	1995	Construction of a 10,000 sq. ft. Famous Footwear on outparcel	240,315	97%	Jun-02	Nov-02	30%	877,000	12.5%
J*Town Center	Jeffersontown, KY	1959	1988	Construction of a 10,055 sq. ft. CVS on outparcel	196,910	28%	Jun-02	Nov-02	20%	1,160,000	13.0%

									Total	$5,337,000

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
2002 Redevelopment / Outparcel Development Activities	page A-16
							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA/ Units	Percent Leased (1)	Start Date	Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost
Completed 2002 Redevelopment / Outparcel Development Activities
Southfield Shopping Center	Southfield, MI	1970	1998	Façade renovation	106,948	100%	Oct-01	Jan-02	100%	$533,560	15.9%
Eastgate Shopping Center	Louisville, KY	1987	1993	Expansion of Kroger by 17,548 sq. ft.	152,855	98%	May-01	Mar-02	100%	0	—
Greeneville Commons	Greeneville, TN	1990	1992	Construction of a 5,500 sq. ft. tenant space leased to Hibbett Sports	228,618	98%	Sep-01	Mar-02	100%	485,289	15.9%
Hampton Square	Southampton, PA	1980	1998	Addition of a 37,268 sq. ft. McCaffrey's in existing space	62,933	100%	Jul-01	Apr-02	100%	1,200,000	27.3%
Fashion Corner	Saginaw, MI	1986	1995	Phase II addition of Bed, Bath & Beyond and complete renovation of the shopping center	188,877	65%	Jan-02	Jun-02	100%	2,031,000	12.4%

									Total	$4,249,849

		TOTAL 2002 COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES								$49,688,033

							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA/ Units	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost
ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES
Redevelopment Activities (4)
Clearwater Mall (5)	Clearwater, FL	1973	1997	Redevelopment of enclosed regional mall	275,175	—	Jun-02	Oct-03	0%	$34,000,000	10.5%
The Mall at 163rd Street	Miami, FL	1956	1998	Redevelopment of enclosed regional mall; contingent contract entered into with Wal-Mart	300,000	80%	Dec-02	Aug-04	0%	20,000,000	10.5%

									Total	$54,000,000

(1)	Includes all leases in force at June 30, 2002, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.
(2)	Final phase of development is expected to cost $7.1 million during 2002, of which approximately $4.3 million has been completed year-to-date.
(3)	Indicates project added during 2Q 2002.
(4)	Expected total project cost less land sales.
(5)	Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan.
The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Type Summary	page A-17
					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI
Stabilized Properties
Community and Neighborhood Shopping Centers	281	38,809,371	89%	34,725,861	$258,422,530	79.4%	$60,714,815	78.5%
Factory Outlet Centers	6	1,845,735	86%	1,586,336	25,467,955	7.8%	5,992,330	7.7%
Single Tenant Properties	36	931,505	81%	750,695	5,223,499	1.6%	1,205,322	1.6%
Enclosed Malls / Specialty Retail Properties	3	1,393,943	81%	1,128,806	13,624,303	4.2%	3,913,042	5.1%
Miscellaneous Properties	8	34,760	100%	34,760	293,808	0.1%	269,770	0.3%

	334	43,015,314	89%	38,226,458	$303,032,095	93.1%	$72,095,279	93.2%

Redevelopment Properties
Community and Neighborhood Shopping Centers	19	2,837,384	81%	2,303,597	$21,478,185	6.6%	$5,256,968	6.8%
Enclosed Malls / Specialty Retail Properties	2	300,000	80%	238,803	1,130,257	0.3%	20,443	0.0%

	21	3,137,384	81%	2,542,400	$22,608,442	6.9%	$5,277,411	6.8%

TOTAL PORTFOLIO	355	46,152,698	88%	40,768,858	$325,640,537	100.0%	$77,372,690	100.0%

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (2)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	21,977,477	59.4%	$126,363,712	$5.75	45.1%
Non-anchor Tenants	15,051,981	40.6%	153,537,003	10.20	54.9%

	37,029,458	100.0%	$279,900,715	$7.56	100.0%

(1)
Data includes $1.593 million of Quarterly NOI from properties classified as discontinued operations under FAS 144.
(2)
Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping centers GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Properties by State / Region	page A-18
State	Number of Properties	Percent Leased	GLA	Percent of Scheduled ABR
Alabama	7	90%	760,014	1.3%
Arizona	9	88%	1,025,455	2.5%
Arkansas	1	100%	60,842	0.1%
California	17	89%	2,593,578	7.7%
Colorado	2	100%	764,926	2.8%
Delaware	1	100%	30,000	0.0%
Florida	24	89%	4,272,887	11.4%
Georgia	31	90%	2,920,189	5.2%
Illinois	7	83%	1,063,858	2.7%
Indiana	13	69%	886,528	1.1%
Iowa	3	90%	542,458	0.7%
Kentucky	9	88%	1,456,230	2.6%
Louisiana	4	96%	572,664	0.8%
Maryland	2	86%	278,934	0.6%
Michigan	13	90%	2,134,690	5.0%
Mississippi	1	100%	87,721	0.1%
Missouri	3	90%	722,576	3.0%
Nebraska	2	100%	9,671	0.0%
Nevada	3	73%	587,388	1.1%
New Jersey	8	93%	1,161,388	4.0%
New Mexico	2	51%	97,600	0.1%
New York	24	92%	3,363,674	6.3%
North Carolina	14	95%	1,752,040	3.1%
Ohio	19	81%	2,970,670	4.9%
Oklahoma	1	0%	45,510	0.0%
Pennsylvania	13	89%	1,933,743	4.1%
South Carolina	4	69%	338,422	0.6%
Tennessee	15	96%	1,872,493	3.8%
Texas	87	88%	9,373,447	19.6%
Utah	3	95%	600,602	1.0%
Virginia	10	86%	1,517,562	2.8%
West Virginia	3	85%	354,938	0.6%

	355	88%	46,152,698	100%

Region
East	88	90%	12,186,931	24.8%
Midwest	60	83%	8,330,451	17.6%
South	171	89%	19,965,767	42.3%
West	36	88%	5,669,549	15.3%

	355	88%	46,152,698	100%

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Same Property NOI Analysis	page A-19
(In thousands, except property statistics)
	Three Months Ended			Three Months Ended
			Percent Change			Percent Change
	06/30/02	06/30/01		03/31/02	03/31/01
Analysis Specific Property Statistics:
Number of properties included in analysis	230	230		237	237
Gross leasable area	31,195,000	31,195,000		32,272,672	32,272,672
Percent leased	89.2%	91.3%	-2.1%	89.5%	91.4%	-1.9%
Termination Fees: (1)	$32	$30		$562	$659
Property revenues	$76,531	$75,752	1.0%	$77,836	$79,156	-1.7%
Property operating expenses	23,330	21,916	6.5%	22,413	22,892	-2.1%

SAME PROPERTY NOI (GAAP BASIS)	$53,201	$53,836	-1.2%	$55,423	$56,264	-1.5%

Operating margin (GAAP basis)	69.5%	71.1%	-1.6%	71.2%	71.1%	0.1%
Straight-line rent adjustment	425	753	-43.6%	(136)	(102)	33.3%

SAME PROPERTY NOI	$52,776	$53,083	-0.6%	$55,559	$56,366	-1.4%

Operating margin	69.0%	70.1%	-1.1%	71.4%	71.2%	0.2%

(1)  Excluded from Property revenues.
NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.
The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Top Ten Tenants	page A-20
	Tenant	Number of Leases	GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	44	2,215,857	$14,664,941	4.5%
2	Kmart Corporation	35	3,262,673	14,032,760	4.3%
3	Wal-Mart Stores	26	2,857,523	12,063,607	3.7%
4	Winn-Dixie Stores (2)	19	859,033	5,250,077	1.6%
5	Ahold USA (3)	14	665,356	4,870,626	1.5%
6	The TJX Companies (4)	20	630,290	4,165,444	1.3%
7	J.C. Penney Company (5)	36	664,672	3,803,792	1.2%
8	Publix Super Markets	12	578,954	3,580,536	1.1%
9	Safeway (6)	9	423,011	3,069,978	0.9%
10	Walgreen Co.	19	260,042	2,989,553	0.9%

		234	12,417,411	$68,491,314	21.0%

(1)
Includes King Soopers, Kroger, Ralphs and Smith's.
(2)
Includes Save Rite Grocery Warehouse and Winn-Dixie.
(3)
Includes BI-LO, Food Max, Giant, Martin's, Stop & Shop and Tops Market.
(4)
Includes Marshalls and T.J. Maxx.
(5)
Includes Eckerd and JCPenney.
(6)
Includes Dominick's, Randalls and Vons.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
New Lease Summary	page A-21

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2002	71	299,355	$3,068,063	$1,474,832	$202,518
psf			10.25	4.93	0.68
2Q 2002	133	568,546	$5,921,995	$2,299,136	$480,725
psf			10.42	4.04	0.85

RENEWAL LEASE SUMMARY

					Increase/(Decrease)
			Total Former ABR	Total New ABR
	Number	GLA			Total Dollar	Percent
1Q 2002	143	683,503	$5,218,436	$5,470,804	$252,368	4.8%
psf			7.63	8.00	0.37
2Q 2002	200	748,437	$6,557,254	$7,099,740	$542,486	8.3%
psf			8.76	9.49	0.72

Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.
Data includes all leases in force at June 30, 2002 and March 31, 2002, including those that are fully executed, but not yet open.
The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Lease Expiration Schedule	page A-22
	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2002	862	2,437,156	5.98%	$8.67	6.49%
2003	1055	4,567,453	11.20%	8.09	11.35%
2004	923	3,707,810	9.09%	9.58	10.91%
2005	768	4,540,243	11.14%	7.62	10.62%
2006	678	4,018,554	9.86%	8.48	10.47%
2007	462	3,172,157	7.78%	8.61	8.39%
2008	139	1,406,363	3.45%	8.45	3.65%
2009	129	2,038,612	5.00%	7.66	4.79%
2010	124	2,231,570	5.47%	6.90	4.73%
2011	113	1,921,162	4.71%	8.24	4.86%
2012+	371	10,727,778	26.31%	7.21	23.74%

	5,624	40,768,858	100.0%	$7.99	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.
The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-23
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
Stabilized Properties
	Community and Neighborhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$379,423	Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	927,155	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	68%	954,614	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	99%	1,403,908	Wal-Mart
5	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	99%	1,251,194	Food 4 Less, Osco Drugs
6	Kmart Plaza	Mesa	AZ	1970	12/28/90	182,933	95%	622,391	Kmart
7	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	87%	587,315	Food City
8	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	54%	501,721	Family Dollar
9	Metro Marketplace	Phoenix	AZ	1988	06/21/91	252,575	85%	1,931,221	Office Max, Toys R Us
10	Northmall Centre	Tucson	AZ	1996	12/31/96	168,719	90%	1,374,543	Comp USA, JC Penney, Stein Mart
11	Bakersfield Plaza	Bakersfield	CA	1970	06/20/97	213,164	90%	1,737,862	Circuit City, Longs Drugs	Mervyn's
12	Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%	404,364	—
13	Carmen Plaza	Camarillo	CA	1971	06/20/97	129,264	94%	1,128,467	24 Hour Fitness	Trader Joe's
14	Coachella Plaza	Coachella	CA	1991	06/20/97	11,184	100%	184,315	—	Vons
15	Cudahy Plaza	Cudahy	CA	1968	06/20/97	138,430	100%	669,840	Kmart, Pic "N" Save
16	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	92%	1,820,102	Home Depot, PetsMart, Smart & Final	Mervyn's
17	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	100%	1,011,108	United Artists, Wherehouse
18	Briggsmore Plaza	Modesto	CA	1974	06/20/97	98,945	100%	759,918	Grocery Outlet, Macfrugals, Outdoor World
19	Montebello Plaza	Montebello	CA	1974	06/20/97	288,290	96%	2,721,074	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
20	Paradise Plaza	Paradise	CA	1979	06/20/97	198,562	95%	678,207	Albertsons, Kmart, Rite Aid
21	Metro 580	Pleasanton	CA	1996	09/15/97	174,584	80%	2,151,032	Borders, Linens "N Things	Wal-Mart
22	Rose Pavilion	Pleasanton	CA	1987	02/27/98	292,848	80%	3,673,380	Levitz Furniture, Macy's Home Store
23	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	95%	1,532,979	T.J. Maxx	Ralph's, Rite Aid
24	Vail Ranch Center	Temecula	CA	1997	12/31/97	99,204	100%	1,029,556	Rite Aid, Stater Bros.
25	Westminster City Center	Westminster	CO	1996	12/16/97	339,600	100%	3,787,590	Babies R Us, Barnes & Noble, Circuit City, Comp USA, Golfsmith
26	Brooksville Square	Brooksville	FL	1987	03/28/94	191,207	96%	1,228,185	Kmart, Publix, Walgreens
27	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,281,921	Kmart, Publix
28	Morse Shores	Ft. Myers	FL	1983	03/01/02	169,545	97%	978,110	Beall's Outlet, Big Lots, Dollar General, Publix
29	Regency Park	Jacksonville	FL	1985	06/16/97	329,398	95%	2,591,797	Babies R Us, Marshalls, Rhodes Furniture
30	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%	54,900	—	Winn-Dixie
31	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	94%	694,600	Ryan's Family Steakhouse, Walgreens
32	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,317,966	Kmart, Ross, Winn-Dixie
33	Freedom Square	Naples	FL	1995	10/06/97	211,839	99%	1,684,402	Kmart, Publix
34	Southgate	New Port Richey	FL	1966	08/27/97	262,911	79%	754,831	Big Lots, Publix
35	Presidential Plaza	North Lauderdale	FL	1977	04/18/97	88,306	94%	638,497	Winn-Dixie
36	Colonial Marketplace	Orlando	FL	1986	04/01/98	128,823	99%	994,704	Office Max	Target
37	Silver Hills	Orlando	FL	1985	03/01/02	108,811	83%	396,353	AutoZone, Buddy's Home, ThriftKo, Winn-Dixie
38	23rd Street Station	Panama City	FL	1986	07/01/98	98,827	96%	966,747	Publix
39	Riverwood	Port Orange	FL	1990	09/05/97	93,506	98%	457,222	Walgreens, Winn-Dixie
40	Seminole Plaza	Seminole	FL	1964	06/11/98	144,011	96%	756,787	Burlington Coat, T.J. Maxx
41	Eagles Park	St. Petersburg	FL	1986	03/01/02	125,181	86%	993,006	Publix
42	Downtown Publix	Stuart	FL	1965	03/01/02	153,196	90%	1,282,788	Beall's Outlet, Publix, Schumacher Music
43	Albany Plaza	Albany	GA	1968	05/12/94	114,169	89%	609,234	Big Lots, Food Lion
44	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	383,505	OK Beauty Supply, Save-A-Lot
45	Eastgate Plaza	Americus	GA	1980	07/11/90	44,365	98%	109,104	—
46	Perlis Plaza	Americus	GA	1972	07/11/90	165,615	90%	834,927	Belk's, Harveys
47	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	98%	467,432	CVS, Save Rite Grocery Warehouse
48	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	96%	543,037	Badcock Furniture, Kroger
49	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	60,097	Fred's Dollar Store
50	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	98%	790,288	B.C. Moore, Wal-Mart

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-24
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
51	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	98%	728,648	Kmart, Winn-Dixie
52	Covington Gallery	Covington	GA	1991	12/30/93	174,857	95%	604,619	Ingles, Kmart
53	Market Central	Dalton	GA	1994	03/31/97	34,000	84%	336,177	—	Wal-Mart
54	Northside Plaza	Dalton	GA	1990	10/11/95	73,931	100%	536,540	BI-LO, Family Dollar
55	Midway Village	Douglasville	GA	1989	05/01/97	73,028	100%	517,090	Save Rite Grocery Warehouse
56	Westgate	Dublin	GA	1974	07/11/90	184,004	81%	656,887	Big Lots, Food Max
57	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	95%	391,617	Marshalls
58	New Chastain Corners	Marietta	GA	1990	07/17/97	108,380	96%	1,061,665	Kroger
59	Pavilions at Eastlake	Marietta	GA	1986	03/01/99	159,088	93%	1,569,011	Kroger
60	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	98%	452,137	Marshalls
61	Perry Marketplace	Perry	GA	1992	12/30/92	179,973	44%	648,117	Kroger
62	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	564,674	Save Rite Grocery Warehouse
63	Shops of Riverdale	Riverdale	GA	1995	02/15/96	34,255	80%	287,252	—	Wal-Mart
64	Eisenhower Square	Savannah	GA	1985	07/16/97	125,120	100%	892,177	Eisenhower Cinema, Food Lion
65	Victory Square	Savannah	GA	1986	07/02/92	168,514	74%	794,032	Food Lion, Scotty's
66	Wisteria Village Shopping Center	Snellville	GA	1985	10/11/95	164,646	97%	1,050,227	Kmart
67	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	553,817	—
68	Tift-Town	Tifton	GA	1965	07/11/90	58,818	76%	175,662	Beall's Outlet, CVS
69	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	140,858	—
70	Haymarket Mall	Des Moines	IA	1979	05/12/95	235,615	97%	1,105,534	Burlington Coat Factory, Hobby Lobby
71	Haymarket Square	Des Moines	IA	1979	05/12/95	266,525	82%	1,094,693	Dahl's Foods, Office Depot
72	Southfield Plaza	Bridgeview	IL	1958	12/03/96	199,947	91%	1,754,159	Dominick's Foods, Hobby Lobby
73	Tinley Park Plaza	Tinley Park	IL	1973	09/20/95	283,470	56%	1,270,223	T.J. Maxx, Walt's Finer Foods
74	Columbus Center	Columbus	IN	1964	12/01/88	270,227	38%	842,248	—
75	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	76%	698,018	Holiday Foods, Kmart
76	Valley View Plaza	Marion	IN	1989	03/28/94	29,974	100%	305,356	—	Wal-Mart
77	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%	206,835	Goody's, Kmart
78	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	100%	973,713	Kmart, Scott's Foods
79	Woodland Plaza	Warsaw	IN	1989	03/28/94	31,008	100%	283,404	—
80	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	99%	999,648	Goody's, Kroger
81	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	99%	790,974	Kmart, Staples
82	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	753,619	Food Lion, Kmart
83	J*Town Center	Jeffersontown	KY	1959	10/21/88	186,855	28%	428,304	Save-A-Lot
84	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	96%	1,591,046	Wal-Mart
85	London Marketplace	London	KY	1994	03/17/94	169,032	100%	1,062,099	Kmart, Kroger
86	Eastgate Shopping Center	Louisville	KY	1987	11/10/93	152,855	98%	1,376,873	Kroger
87	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	84%	266,062	Big Lots, Save-A-Lot
88	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	98%	1,226,339	Kmart, Kroger
89	Iberia Plaza	New Iberia	LA	1983	03/01/02	132,107	98%	623,897	Stage, Super 1
90	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	94%	927,226	Big Lots
91	The Pines	Pineville	LA	1991	03/01/02	179,039	96%	985,675	Kmart, Super 1
92	Liberty Plaza	Randallstown	MD	1962	05/12/95	215,574	84%	1,485,715	Marshalls
93	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,360	94%	574,480	Martin's
94	Maple Village	Ann Arbor	MI	1965	10/14/94	288,046	98%	1,574,709	Dunham's, Kmart
95	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	93%	624,988	Farmer Jack
96	Delta Center	Lansing	MI	1985	12/12/95	186,246	97%	1,826,282	Farmer Jack, Pet Food Warehouse
97	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,219	97%	4,435,268	Farmer Jack, Kohl's, Star Theatre, T.J. Maxx	Target
98	Fashion Corner	Saginaw	MI	1986	12/12/95	188,877	65%	1,283,291	Bed, Bath & Beyond, Best Buy
99	Hall Road Crossing	Shelby Township	MI	1985	12/12/95	175,763	100%	1,710,602	Gander Mountain
100	Southfield Shopping Center	Southfield	MI	1970	02/12/98	106,948	100%	1,087,549	Farmer Jack	Burlington Coats, F&M, Marshalls
101	Delco Plaza	Sterling Heights	MI	1973	11/14/96	154,853	100%	782,874	Babies R Us, Bed, Bath & Beyond, Dunham's
102	Westland Crossing	Westland	MI	1986	11/16/99	141,738	71%	1,073,107	—	Toys R Us
103	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	98%	1,271,561	Busch Grocery, Wal-Mart

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-25
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
104	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	136,103	41%	477,208	—
105	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	342,182	Books-A-Million, Georgia Carpet Outlet, Office Depot
106	Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	95%	427,871	Ingles	Wal-Mart
107	Village Marketplace	Asheboro	NC	1988	04/13/95	87,869	81%	571,292	—
108	Foothills Market	Jonesville	NC	1988	06/05/95	49,630	94%	278,350	Food Lion
109	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	100%	337,100	Food Lion	Wal-Mart
110	Kinston Pointe	Kinston	NC	1991	07/05/95	250,580	89%	638,594	Wal-Mart
111	Granville Corners	Oxford	NC	1991	02/21/96	138,352	99%	979,482	Lowe's Food, Wal-Mart
112	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	98%	616,780	Wal-Mart
113	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	96%	749,916	—
114	Crossroads Center	Statesville	NC	1991	02/27/96	340,190	100%	2,094,683	Wal-Mart
115	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	96%	628,896	Lowe's Food
116	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	97%	739,531	Food Lion, Wal-Mart
117	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	100%	1,014,297	Wal-Mart, Winn-Dixie	Belk's
118	Wilson Shopping Center	Wilson	NC	1973	05/14/86	104,982	76%	39,678	Wilson Flea Market
119	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	921,508	Michaels, Office Max, Wherehouse
120	Laurel Square	Brick	NJ	1973	07/13/92	246,235	96%	1,817,568	Kmart, Pathmark
121	Hamilton Plaza- Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	803,819	Kmart
122	Middletown Plaza	Middletown	NJ	1972	01/01/75	198,068	77%	2,105,373	ShopRite
123	Tinton Falls Plaza	Tinton Falls	NJ	1953	01/30/98	100,582	92%	862,443	Burlington Coat Factory, Lifestyle Fitness	A&P
124	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith's Food
125	Galleria Commons	Henderson	NV	1998	06/09/98	276,460	52%	1,536,551	Babies R Us, Stein Mart, T.J. Maxx
126	Renaissance Center East	Las Vegas	NV	1981	10/17/96	145,578	85%	1,189,202	Albertsons
127	Kietzke Center	Reno	NV	1974	06/20/97	165,350	98%	972,985	Mervyn's, Ric's Furniture
128	University Mall	Canton	NY	1967	01/01/76	78,738	75%	239,834	Ames Department Stores, Country Max, Kinney Drug
129	Cortlandville	Cortland	NY	1984	08/04/87	100,300	95%	240,419	Ames Department Stores
130	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	590,575	Kmart, Office Max
131	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	87%	878,042	Big Lots, Quality Markets
132	Elmira Plaza	Elmira	NY	1976	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
133	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,426,214	Wal-Mart, Wegmans
134	Pyramid Mall	Geneva	NY	1973	08/03/93	239,500	100%	1,058,739	Big Lots, Kmart, Tops Market
135	McKinley Plaza	Hamburg	NY	1991	06/14/92	92,795	93%	861,805	Kids R Us, T.J. Maxx
136	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,776,794	Wal-Mart, Wegmans
137	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%	1,132,468	Eckerd, Penn Traffic, T.J. Maxx
138	Shops at Seneca Mall	Liverpool	NY	1971	08/03/93	237,202	84%	1,201,686	Kmart, Price Chopper
139	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	100%	365,605	Save-A-Lot
140	Wallkill Plaza	Middletown	NY	1986	12/12/95	203,234	94%	1,648,731	ShopRite
141	Monroe ShopRite Plaza	Monroe	NY	1972	08/01/97	122,394	96%	1,223,237	Eckerd, Lifeplex, ShopRite
142	Rockland Plaza	Nanuet	NY	1963	01/01/83	247,957	100%	4,516,165	Marshalls, Rockbottom
143	South Plaza	Norwich	NY	1967	04/01/83	143,665	78%	310,100	Ames Department Stores, Plaza Lanes, Sav-A-Lot
144	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	97%	208,280	Ames Department Stores
145	Oswego Plaza	Oswego	NY	1966	01/01/77	128,087	98%	601,563	Big Lots, JC Penney
146	Mohawk Acres	Rome	NY	1965	01/20/84	193,182	77%	451,917	Applebees
147	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	80%	394,930	Price Chopper
148	Westgate Manor	Rome	NY	1961	01/01/86	65,813	96%	367,619	Big Lots, Rome Cinemas
149	Northland	Watertown	NY	1962	01/01/73	122,666	77%	433,139	Ames Department Store
150	Whitestown Plaza (2)	Whitesboro	NY	1953	04/03/02	79,412	80%	559,375	Third Price Sportswear, Victory Markets
151	Ashland Square	Ashland	OH	1990	10/06/93	163,168	100%	950,789	Foodtown, Wal-Mart
152	Harbor Plaza	Ashtabula	OH	1988	02/20/91	51,794	75%	284,978	—
153	Belpre Plaza	Belpre	OH	1969	06/08/88	88,426	25%	144,319	—
154	Southwood Plaza	Bowling Green	OH	1961	05/16/90	81,959	82%	351,349	Hallmark, Odd Lots
155	Brentwood Plaza	Cincinnati	OH	1957	05/04/94	232,567	87%	1,182,607	—
156	Western Village	Cincinnati	OH	1960	05/04/94	138,526	93%	635,300	—

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-26
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
157	Crown Point	Columbus	OH	1980	07/23/98	147,427	95%	1,055,879	Kroger
158	Greentree Shopping Center	Columbus	OH	1974	07/23/98	128,501	80%	916,112	Kroger
159	South Towne Centre	Dayton	OH	1972	03/27/92	308,699	98%	2,420,100	Borders, Burlington Coat Factory, Kmart, Value City Furniture
160	Heritage Square	Dover	OH	1959	08/31/93	231,735	63%	811,475	Bag N Save Foods
161	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	88%	978,779	Dunham's	Kids R Us, Toys R Us
162	Fairfield Center	Fairfield	OH	1978	05/01/90	74,095	93%	389,369	Kroger
163	Silver Bridge Plaza	Gallipolis	OH	1972	12/28/86	145,481	80%	499,010	Big Lots, Tractor Supply Company
164	Parkway Plaza	Maumee	OH	1955	09/06/89	140,021	60%	381,971	The Pharm
165	New Boston	New Boston	OH	1991	02/17/93	238,711	96%	1,354,957	Festival Foods, Wal-Mart
166	Market Place	Piqua	OH	1972	11/20/91	169,311	53%	496,441	Foodtown
167	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%	1,744,643	Gregg Appliances
168	Bethel Park	Bethel Park	PA	1965	05/14/97	224,069	100%	1,332,183	Ames Department Store, Giant Eagle
169	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,378,379	Kmart, Weis Markets
170	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	87%	339,677	Dunham's, Staples	Builders Square, Toys R Us
171	New Garden	Kennett Square	PA	1979	06/20/97	149,270	93%	638,485	Acme Markets, Big Lots
172	Stone Mill Plaza	Lancaster	PA	1988	01/06/94	94,493	93%	854,360	Giant Food Stores, Rent-To-Own
173	Ivyridge	Philadelphia	PA	1963	08/02/95	112,278	78%	878,691	Super Fresh
174	Roosevelt Mall	Philadelphia	PA	1964	01/01/64	555,819	95%	5,572,094	Strawbridge's
175	Hampton Square	Southampton	PA	1980	12/29/98	62,933	100%	638,650	McCaffrey's
176	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	531,812	Redner's Markets	Kmart
177	Circle Center	Hilton Head	SC	1992	03/24/94	65,313	97%	658,186	BI-LO
178	Palmetto Crossroads	Hilton Head	SC	1990	10/18/95	40,916	94%	300,745	Food Lion
179	Remount Village	North Charleston	SC	1996	11/13/96	60,238	97%	556,471	BI-LO
180	Congress Crossing	Athens	TN	1990	11/10/88	172,305	98%	1,141,983	BI-LO, Kmart
181	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	663,435	Winn-Dixie
182	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	295,354	Food Lion
183	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	75%	509,940	Stringer's Restaurant, Winn-Dixie
184	Greeneville Commons	Greeneville	TN	1990	03/10/92	228,618	98%	1,516,187	Kmart, Proffitt's
185	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	97%	501,652	Food Lion	Wal-Mart
186	Kimball Crossing	Kimball	TN	1987	11/27/95	280,476	98%	1,750,502	Swafford Furniture, Wal-Mart
187	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	97%	1,046,236	Food Lion, Goody's, Wal-Mart
188	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	352,541	Food Lion	The Crystal Company
189	Georgetown Square	Murfreesboro	TN	1986	09/29/93	104,117	89%	855,020	Kroger
190	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	82%	558,462	Winn-Dixie
191	Madison Street Station	Shelbyville	TN	1985	10/11/95	56,766	100%	364,585	BI-LO
192	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	100%	1,244,045	Wal-Mart
193	Merchant's Central	Winchester	TN	1997	12/09/97	208,123	99%	1,198,760	Wal-Mart
194	Palm Plaza	Aransas	TX	1979	03/01/02	52,169	45%	147,120	Family Dollar
195	Bardin Place Center	Arlington	TX	1993	10/06/97	303,899	97%	1,966,510	Kmart, Mars, Oshman's	Hobby Lobby
196	Windsor Village	Austin	TX	1959	03/01/02	115,796	74%	631,824	—
197	Randalls Center — Baytown	Baytown	TX	1987	03/01/02	95,942	96%	940,155	Randalls
198	Cedar Bellaire	Bellaire	TX	1950	03/01/02	50,967	100%	443,498	H.E.B. Pantry Foods
199	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	315,807	Davis Food City, Hancock Fabrics
200	Rice Bellaire	Bellaire	TX	1961	03/01/02	20,465	100%	450,256	Walgreens
201	Brenham Four Corners	Brenham	TX	1975	03/01/02	114,571	100%	747,917	Beall's, Eckerd, H.E.B. Pantry Foods
202	Bryan Square	Bryan	TX	1966	03/01/02	55,115	100%	178,616	Kroger
203	Plantation Plaza	Clute	TX	1973	03/01/02	98,429	98%	751,661	Kroger, Walgreens
204	Culpepper Plaza	College Station	TX	1976	03/01/02	206,398	85%	1,365,970	Appletree, Baskins
205	Rock Prairie Crossing	College Station	TX	2000	03/01/02	118,901	100%	826,114	Kroger
206	Carmel Village	Corpus Christi	TX	1963	03/01/02	86,678	93%	569,498	Beall's, Tuesday Morning
207	Five Points	Corpus Christi	TX	1985	03/01/02	276,657	92%	1,889,188	Beall's, Hobby Lobby, Melrose Fashion, Sutherland Lumber
208	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%	451,301	Minyard
209	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	447,816	Blockbuster, Carnival, Family Dollar, Pancho's

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-27
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
210	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	409,063	O'Reilly's Auto Parts, Minyard
211	Webb Royal	Dallas	TX	1961	03/01/02	106,723	98%	683,640	Minyard, Nothing Over $1.00
212	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	95%	498,220	Malone's
213	Wynnewood Village	Dallas	TX	1961	03/01/02	462,370	98%	3,657,227	Colbert's, Eckerd, Fallas Paredes, Dollar Store, Factory 2-U, Kroger, Macfrugals, Mighty Dollar, Rhoton's Food for Less
214	Parktown	Deer Park	TX	1985	03/01/02	121,621	84%	609,521	Gerland's, Walgreens
215	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	89%	493,992	—
216	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,967	70%	217,764	Family Dollar, Winn-Dixie
217	Meadowbrook	Ft. Worth	TX	1966	03/01/02	40,308	92%	384,544	Dollar General, Eckerd, O'Reilly "s Auto Parts
218	Westcliff	Ft. Worth	TX	1955	03/01/02	133,705	93%	640,920	Martin's Hardware, Minyard
219	North Hills Village	Haltom City	TX	1960	03/01/02	43,299	81%	164,736	Ace Hardware, Advantage Rental, Save-A-Lot
220	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,441	94%	1,050,210	Kroger
221	Antoine Square	Houston	TX	1974	03/01/02	54,512	96%	276,468	Kroger
222	Bay Forest	Houston	TX	1980	03/01/02	71,469	100%	661,446	Kroger, Walgreens
223	Beltway South	Houston	TX	1998	03/01/02	107,174	91%	764,080	Kroger
224	Braes Heights	Houston	TX	1953	03/01/02	112,988	99%	1,080,059	Eckerd
225	Braes Link	Houston	TX	1968	03/01/02	38,997	100%	577,100	Blockbuster, Walgreens
226	Braes Oaks	Houston	TX	1966	03/01/02	46,720	100%	329,612	H.E.B. Pantry Foods
227	Braesgate	Houston	TX	1972	03/01/02	91,670	100%	612,391	—
228	Broadway	Houston	TX	1971	03/01/02	74,942	80%	389,703	—
229	Clear Lake Camino South	Houston	TX	1964	03/01/02	101,458	84%	681,466	Hancock Fabrics, H.E.B. Pantry Foods
230	Edgebrook Plaza	Houston	TX	1974	03/01/02	100,170	69%	520,013	Office Depot
231	Fondren	Houston	TX	1971	03/01/02	45,873	98%	512,405	Eckerd, Fiesta Home Furniture
232	Hearthstone Corners	Houston	TX	1977	03/01/02	209,547	100%	1,606,525	Big Lots, Kroger, Powerhouse Gym, Stein Mart
233	Huntington Village	Houston	TX	1980	03/01/02	111,467	100%	816,089	Family Dollar, Foodtown, Twice Blessed
234	Jester Village	Houston	TX	1961	03/01/02	64,045	98%	509,541	H.E.B. Pantry Foods, Walgreens
235	Jones Plaza	Houston	TX	1974	03/01/02	111,255	91%	999,962	24 Hour Fitness, Hancock Fabrics
236	Jones Square	Houston	TX	1977	03/01/02	169,003	99%	1,081,011	D&D Sporting Goods, Hobby Lobby, King Dollar, Macfrugals, Walgreens
237	Lazybrook	Houston	TX	1962	03/01/02	10,745	68%	81,840	—
238	Maplewood Mall	Houston	TX	1962	03/01/02	95,638	87%	426,250	Cox's Foodrama
239	Merchants Park	Houston	TX	1955	03/01/02	241,742	100%	1,965,599	Fallas Paredes, Family Thrift, Golden Island, Kroger, Macfrugals, Merchants Bank
240	Mount Houston Square	Houston	TX	1974	03/01/02	173,819	60%	709,856	Fallas Paredes, Walgreens
241	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	87%	737,480	Furr's Cafeteria
242	Northgate	Houston	TX	1972	03/01/02	43,244	100%	346,305	Blockbuster, Firestone, OfficeMax
243	Northshore East	Houston	TX	1956	03/01/02	87,206	87%	1,031,308	Office Depot
244	Northshore West	Houston	TX	1956	03/01/02	144,982	94%	1,095,020	Conn Appliances, Factory 2-U, Petco, Sellers Brothers
245	Northtown Plaza	Houston	TX	1960	03/01/02	192,009	100%	1,570,447	China Border, Factory 2-U, Fallas Paredes, Jo-Ann Fabrics, Macfrugals
246	Northwood	Houston	TX	1972	03/01/02	138,914	93%	863,311	Eckerd, Food City
247	Orange Grove	Houston	TX	1970	03/01/02	177,612	45%	957,587	Office Max, Prince's Dollar Store
248	Pinemont	Houston	TX	1969	03/01/02	76,477	85%	810,688	Family Dollar
249	Randalls Inwood Forest	Houston	TX	1985	03/01/02	77,553	97%	739,986	Randalls
250	Sharpstown Office Building	Houston	TX	1968	03/01/02	97,558	92%	559,600	Burlington Coat Factory, Hollywood Video
251	Stella Link	Houston	TX	1956	03/01/02	99,727	75%	544,213	Conn's Clearance, Davis Food City
252	Tanglewilde	Houston	TX	1972	03/01/02	87,309	98%	787,263	Cavender's Boot City, Eckerd, Firestone, Party City, Salon In The Park
253	Tidwell Place	Houston	TX	1983	03/01/02	41,630	100%	366,612	Family Dollar, Walgreens
254	Westheimer Commons	Houston	TX	1984	03/01/02	249,789	87%	2,196,144	Coomers, Dollar Depot, Hancock Fabrics, Kroger, Marshalls, Michaels, Walgreens, Wherehouse
255	Irving West	Irving	TX	1987	09/14/93	70,056	98%	617,618	—
256	The Crossing at Fry Road	Katy	TX	1984	03/01/02	225,403	99%	1,927,852	Conn's Clearance, Hobby Lobby, Kroger, Stein Mart
257	Washington Square	Kaufman	TX	1978	03/01/02	65,050	100%	268,818	Eckerd, Family Dollar
258	League City	League City	TX	1980	03/01/02	99,021	95%	473,910	Beals (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
259	Jefferson Park	Mount Pleasant	TX	1976	03/01/02	132,441	93%	679,551	Beals (Stage), Super 1
260	Crossroads Center	Pasadena	TX	1980	03/01/02	135,692	97%	1,289,814	Kroger, Sears Hardware
261	Parkview West	Pasadena	TX	1966	03/01/02	39,939	88%	300,551	—
262	Pasadena Park	Pasadena	TX	1971	03/01/02	163,767	49%	494,296	Macfrugals, Value Mart

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-28
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
263	Spencer Square	Pasadena	TX	1974	03/01/02	191,141	90%	1,902,498	Bushwacker's, Eckerd, Kroger, Petco
264	Pearland Plaza	Pearland	TX	1978	03/01/02	156,661	92%	1,005,854	Kroger, Palais Royal, Petco, Walgreens
265	Lamar Plaza	Rosenberg	TX	1975	03/01/02	154,855	30%	231,551	Dollar General
266	Klein Square	Spring	TX	1977	03/01/02	80,857	96%	629,987	Family Dollar, Foodtown
267	Keegan's Meadow	Stafford	TX	1983	03/01/02	125,298	86%	1,082,261	99 Cents Store, Randalls
268	Texas City Bay	Texas City	TX	1973	03/01/02	235,784	96%	1,223,599	China Border, Factory 2-U, Kmart, Kroger
269	Tomball Parkway Plaza	Tomball	TX	1984	03/01/02	133,629	98%	847,111	King Dollar, Palais Royal	Hobby Lobby, TSE Tractor Supply
270	Village Center	Victoria	TX	1970	03/01/02	118,827	87%	1,025,076	Beals (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
271	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	92%	1,282,092	Ukrops Supermarket	Kohl's
272	Victorian Square	Midlothian	VA	1991	03/24/94	271,260	94%	1,726,157	Kmart, Kroger
273	VA-KY Regional S.C.	Norton	VA	1989	12/30/92	193,238	100%	1,265,133	Goody's, Ingles, Wal-Mart
274	Cave Spring Corners	Roanoke	VA	1969	06/05/97	171,125	51%	515,914	Kroger
275	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	98%	925,527	Wal-Mart
276	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	98%	723,986	CVS, Kroger
277	Lake Drive Plaza	Vinton	VA	1976	02/12/98	148,060	100%	1,011,458	Big Lots, Kroger
278	Ridgeview Centre	Wise	VA	1990	07/02/92	176,690	100%	1,136,693	Food City, Kmart	Belk's
279	Moundsville Plaza	Moundsville	WV	1961	12/27/88	174,663	91%	969,786	Big Lots, Kroger
280	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	53%	388,323	Office Depot
281	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	96%	522,565	Kmart

					TOTAL	38,809,371	89%	$258,422,530

	Factory Outlet Centers
1	Factory Merchants Barstow	Barstow	CA	1989	11/01/93	330,310	79%	$4,323,547	Esprit, Gap, Polo, Timberland
2	St. Augustine Outlet Center	St. Augustine	FL	1990	03/01/92	329,362	93%	4,909,213	Calvin Klein, Gap, Mikasa, Reebok, Westpoint Stevens
3	Factory Merchants Branson	Branson	MO	1988	11/01/93	317,494	81%	3,168,827	Dress Barn, Lenox, Westpoint Stevens
4	Factory Outlet Village Osage Beach	Osage Beach	MO	1986	01/29/93	400,428	97%	6,674,730	Gap, Mikasa, Polo, Tommy Hilfiger
5	Jackson Outlet Village	Jackson	NJ	1997	04/30/97	292,563	100%	5,831,709	Brooks Brothers, Gap, Mikasa, Nike, Reebok
6	Factory Merchants Ft. Chiswell	Max Meadows	VA	1989	11/01/93	175,578	47%	559,929	Polo, Reebok

					TOTAL	1,845,735	86%	$25,467,955

	Single Tenant Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	24 Hour Fitness	Phoenix	AZ	1994	05/06/94	44,374	100%	741,189
6	24 Hour Fitness	Scottsdale	AZ	1994	08/19/94	44,374	100%	749,773
7	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	70,000
8	Gold's Gym	Brandon	FL	1982	08/10/93	36,750	100%	238,875
9	Albany I	Albany	GA	1981	08/10/93	72,900	100%	150,380
10	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
11	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
12	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
13	Decatur I	Decatur	IL	1983	08/10/93	29,000	0%	—
14	Kroger	Ottawa	IL	1982	08/10/93	44,088	100%	278,866
15	Lucky stores	Peoria	IL	1983	08/10/93	30,000	100%	208,133	Leath Furniture
16	Kroger	Waterloo	IL	1982	08/10/93	31,170	100%	207,135	Schnuck Markets
17	Helping Hands	Fort Wayne	IN	1976	12/31/92	4,584	100%	49,694
18	Hobart I	Hobart	IN	1983	08/10/93	29,300	0%	—
19	Kindercare	Indianapolis	IN	1976	12/31/92	4,268	100%	38,000
20	Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	24,555
21	Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	38,000

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-29
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
22	Kindercare	Indianapolis	IN	1976	12/31/92	4,212	100%	38,000
23	Michigan City I	Michigan City	IN	1983	08/10/93	29,000	0%	—
24	Safeway	West Monroe	LA	1981	08/10/93	41,293	100%	228,671	Brookshire's
25	Dearborne I	Dearborne Hts.	MI	1988	12/31/92	9,914	100%	169,000
26	Kindercare	Kalamazoo	MI	1990	02/06/91	6,260	100%	77,999
27	High Ridge Daycare	High Ridge	MO	1980	12/31/92	4,654	100%	28,800
28	Northern Automotive	Grand Island	NE	1988	12/31/92	5,671	100%	79,140	Northeast Healthcare
29	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658	Northeast Healthcare
30	Muskogee I	Muskogee	OK	1981	08/10/93	45,510	0%	—
31	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
32	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
33	Winn-Dixie	Chattanooga	TN	1995	03/31/97	43,848	100%	237,413
34	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
35	Westcrest Long Point	Houston	TX	1968	03/01/02	1,500	100%	24,600
36	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755

					TOTAL	931,505	81%	$5,223,499

	Enclosed Malls / Specialty Retail Properties
1	Pointe*Orlando	Orlando	FL	1997	11/30/99	457,119	80%	$9,849,192	Disney, FAO Schwarz, Foot Locker, Muvico, XS
2	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	58%	378,916	Ames, Shop "n Save
3	Valley Fair Mall	West Valley City	UT	1970	12/31/96	600,602	95%	3,396,195	JC Penney, Meier & Frank, Mervyn's

					TOTAL	1,393,943	81%	$13,624,303

	Miscellaneous Properties
1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$293,808
2	Roxbury Township	Roxbury	NJ	—	12/31/97	LAND	—	—
3	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
4	Cavitt Office Building	Bryan	TX	1957	03/01/02	13,200	100%	—
5	Old Egypt	Magnolia	TX	—	03/01/01	LAND	—	—
6	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
7	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
8	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—

					TOTAL	34,760	100%	$293,808

		TOTAL STABILIZED PORTFOLIO				43,015,314	89%	$303,032,095

Redevelopment Properties
	Community and Neighborhood Shopping Centers
1	Stein Mart Center	Poway	CA	1981	01/11/01	112,708	61%	$374,268	Motorsports Warehouse, Stein Mart
2	Bristol Plaza	Santa Ana	CA	1972	06/20/97	112,379	83%	1,019,779	Pic "N" Save, Rite Aid
3	Arapahoe Crossings (3)	Aurora	CO	1996	10/10/01	425,326	100%	5,392,459	Borders, King Soopers, Kohl's, Mann Theatre, Marshalls, Old Navy, Ross
4	Coconut Creek	Coconut Creek	FL	1983	03/01/02	269,325	84%	1,879,705	Beall's, Big Lots, Lady of America Gym, Publix
5	Rutland Plaza	St. Petersburg	FL	1964	11/01/96	149,812	100%	1,017,055	Big Lots, Winn-Dixie
6	Cordele Square	Cordele	GA	1968	07/11/90	128,927	95%	621,838	Belk's, Harvey Foods
7	Westridge Court	Naperville	IL	1990	07/18/97	446,183	97%	5,144,727	Borders, Comp USA, Cub Foods, Linens "N Things, Marshalls, Nova 8 Theatre, Spiegel
8	Bennetts Mills Plaza	Jackson	NJ	1988	09/01/94	115,238	98%	1,123,386	Countyline Hardware, Stop & Shop
9	Dover Park Plaza	Yardville	NJ	1966	01/28/00	59,642	100%	383,350	—
10	Paseo del Norte	Albuquerque	NM	2001	03/01/02	49,600	3%	—	—
11	Delhi	Cincinnati	OH	1973	05/22/96	166,317	97%	1,408,397	Big Lots, Kroger
12	Central Avenue Marketplace	Toledo	OH	1968	08/14/90	157,383	26%	83,826	—
13	Dillsburg Shopping Center	Dillsburg	PA	1994	10/16/96	68,848	100%	643,471	Giant Food Stores

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Property Portfolio	page A-30
	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
14	Island Plaza	James Island	SC	1994	10/06/97	171,955	43%	564,232	Food Lion
15	Townshire	Bryan	TX	1957	03/01/02	136,693	80%	582,019	Albertsons, Tops Printing
16	Kenworthy Crossing	El Paso	TX	2000	03/01/02	70,969	10%	16,200	—
17	Village Plaza	Garland	TX	1964	03/01/02	80,581	100%	683,550	Truong Nguyen Grocer
18	Long Point Square	Houston	TX	1980	03/01/02	74,329	75%	322,624	Family Dollar, Family Thrift, Hometown Warehouse
19	Parkview East	Pasadena	TX	1968	03/01/02	41,169	62%	217,300	Hancock Fabrics

					TOTAL	2,837,384	81%	$21,478,185

	Enclosed Malls / Specialty Retail Properties
1	Clearwater Mall (4)	Clearwater	FL	1973	12/02/97	—	—	—	—
2	The Mall at 163rd Street (5)	Miami	FL	1956	12/31/98	300,000	80%	$1,130,257	Marshalls	Home Depot

					TOTAL	300,000	80%	$1,130,257

TOTAL REDEVELOPMENT PROPERTIES						3,137,384	81%	$22,608,442

			TOTAL PORTFOLIO			46,152,698	88%	$325,640,537

(1)
Includes all leases in force at June 30, 2002, including those that are fully executed, but not yet open.
(2)
Acquired in exchange for a note receivable and mortgage formally held on the property.
(3)
In final phase of development.
(4)
Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan. Due to the expected demolition of the property, no square footage is presented.
(5)
Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Summary of Notes Receivable	page A-31
	Superior Marketplace — Phase 1(1)	Superior Marketplace Phase 2(1)	The Centre At Preston Ridge — Phase 2	Atrium Media Tower(1)
Location	Superior, CO	Superior, CO	Frisco, TX	Toronto, Canada
Project Description	Community shopping center	Community shopping center	Undeveloped land	Advertising tower
Anchor Tenants	Costco (NAP), Michaels, Office Max, PetsMart, Ross, Target (NAP), T.J. Maxx	—	—	—
Approximate GLA or Area	191,000 and 2.2 acres	107,000 and 3.4 acres	13.9 acres	—
Percent Leased	77%	0%	—	—
Percent Built Development	60%	0%	—	—
Start Date	Sep-97	Sep-97	Jan-99	Dec-98
Expected Completion Date	Jun-03	Jun-03	Dec-03	Oct-99
Percent Complete	88%	51%	—	100%
Project Cost to Date	$37,029,000	$10,742,000	—	$8,100,000
Expected Total Project Cost	$42,265,000	$20,870,000	—	$8,100,000
Project Bank Debt Outstanding	$10,580,000	$0	$0	$1,600,000
Borrower	The Ellman Companies	The Ellman Companies	George Allen / Milton Schaffer	Gary Sabin Investor Group
Economic Structure	Note receivable with 50% profit participation. Additional collateral of up to $14.2 million in governmental subsidy	Note receivable with 50% profit participation. Additional collateral of up to $6.3 million in governmental subsidy	Note receivable	Note receivable
Notes Receivable	$15,480,000	$10,742,000	$3,538,000	$824,000
Interest Rate on Notes Receivable	12% (2)	12% (2)	10%	10%
Maturity Date	Sep-04	Sep-04	Jan-07	Mar-03
	Atrium on the Bay (1)	Note Receivables and Lines of Credit
Location	Toronto, Canada	—
Project Description	Mixed-use office and retail commercial property	Note Receivables and Lines of Credit
Anchor Tenants	CIBC	—
Approximate GLA or Area	1,050,000	—
Percent Leased	90%	—
Percent Built	100%	—
Development
Start Date	Acquired in March 1996	—
Expected Completion Date	—	—
Percent Complete	100%	—
Project Cost to Date	$58,826,000 (3)	—
Expected Total Project Cost	$58,826,000 (3)	—
Project Bank Debt Outstanding	$54,914,000 (3)	—
Borrower	The Ellman Companies	Various
Economic Structure	Note receivable	Notes receivable
Notes Receivable	$8,147,000	$2,956,000
Interest Rate on Notes Receivable	25% (2)	Various
Maturity Date	May-03	Various
(1)
Project data is based on information provided by borrower.
(2)
The Company has made certain adjustments to its interest accrual on these notes.
(3)
Book basis per partnership financial statements as of May 31, 2002, converted to U.S. dollars.

NAP — Anchor tenant not owned
The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Summary of Joint Venture Projects	page A-32
Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Ownership	GLA	Percent Leased(1)	ABR	Anchor Tenants
Benbrooke Ventures
Rodney Village	Dover	DE	Benbrooke Partners	—	—	—	—	213,686	71%	$726,782	Family Furniture Clearance, Farm Fresh
Fruitland Plaza	Fruitland	MD	Benbrooke Partners	—	—	—	—	104,095	66%	475,248	Dollar General, Food Lion
Fredricksburg	Spotsylvania	VA	Benbrooke Partners	—	—	—	—	83,374	20%	109,200	—

			Total	$8,489,000	50%	50% sharing of gains after New Plan return of capital	$ —	401,155	59%	$1,311,230

CA New Plan Venture Fund (2)
Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	—	—	98,191	99%	$972,402	Blockbuster, Publix, Walgreen's
Flamingo Falls	Pembroke Pines	FL	Major U.S. pension fund	—	—	—	—	108,535	99%	2,062,696	Eckerd, Fresh Market
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	—	—	169,310	88%	1,106,104	Gold's Gym, Publix, Service Merchandise
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	—	—	133,071	96%	907,993	Beall's, Publix, Starnet Cinemas
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	—	—	105,742	96%	999,827	Piccadilly Cafeteria, Publix
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—	—	—	62,345	83%	337,144	Kroger
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	—	—	59,047	100%	560,296	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	—	—	124,584	78%	909,858	Greenbacks, John Brooks
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	—	—	119,742	94%	1,031,451	Kroger, Petco
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	—	—	302,398	100%	1,590,912	HEB, Michael's, Office Depot, Target
In-Process Development Properties
Marketplace at Wycliffe — Phase 1	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	108,801	74%	—	Walgreen's, Winn-Dixie
Marketplace at Wycliffe — Phase 2	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	31,200	0%	—	—
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—	—	—	107,520	63%	—	Albertson's
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	—	—	128,631	45%	—	Randall's

			Total (3)	$6,262,400	10%	Increased participation after 12% IRR	$74,851,699	1,659,117	94%	$10,478,683

The Centre At Preston Ridge
Phase 1 (4)	Frisco	TX	George Allen/ Milton Schaffer	$33,316,000	50%	10% preferred return	$70,000,000	734,400	95%	$11,593,000	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, MJ Design, Old Navy, PetsMart, Ross, Staples, Stein Mart, Target (NAP), T.J. Maxx, Ulta 3
Phase 2 (5)	Frisco	TX	George Allen/ Milton Schaffer	1,371,000	50%	10% preferred return	—	—	—	—	—

			Total	$34,687,000			$70,000,000	734,400	95%	$11,593,000

Vail Ranch II (6) (7)
Vail Ranch II	Temecula	CA	Land Grand Development	$1,269,000	50%	12% preferred return	$8,690,000	109,200	79%	$1,074,000	Powerhouse Gym, Stein Mart
Investments in Unconsolidated Ventures				$50,707,400		Total New Plan Pro Rata Share (3)	$46,830,170	788,289	84%	$8,036,983
(1)
Includes all leases in force at June 30, 2002, including those that are fully executed, but not yet open.
(2)
AEW serves as the advisor for the joint venture partner. Equity investment includes temporary investments.
(3)
Percent leased excludes CA New Plan Venture Fund in-process development properties.
(4)
The joint venture also owns 30.1 acres of undeveloped land.
(5)
The joint venture is comprised of 13.9 acres of undeveloped land.
(6)
Project data is based on information provided by joint venture partner.
(7)
Phase 1 of the project is owned by the Company.

NAP — Anchor tenant not owned
The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc. Supplemental Disclosure — Quarter Ended June 30, 2002
Joint Venture Projects — Disposition Activity	page A-33
Property Name	Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)
1Q 2002
The Centre at Preston Ridge — Phase 2 (2)	L	Frisco, TX	23.3 acre land sale	01/18/02	$13,000,985	$11,765,000	$1,235,985
(1)
L — Land
(2)
Proceeds used to reduce bank debt guaranteed by the Company on the property.

The above does not purport to disclose all items required under GAAP.
The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.